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                                                                    Exhibit 23.1



                            INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement No.'s 333-35561, 333-36337 and 333-53679 of Mail-Well, Inc. on Forms S-3 and
Registration Statement No. 333-26743 of Mail-Well, Inc. on Form S-8 of our report dated July 10, 1998 appearing in this Amendment No. 1 to the Current Report on Form 8-K/A of Mail-Well, Inc. dated May 30, 1998.


DELOITTE & TOUCHE LLP

Denver, Colorado
July 13, 1998